UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 24, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024, Applied Digital Corporation, a Nevada corporation (the “Company”) entered into a Prepaid Advance Agreement (the “PPA”) dated March 27, 2024, with YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”). In accordance with the terms of the PPA, the Investor agreed to advance up to $50 million to the Company pursuant to two convertible unsecured promissory notes (the “Promissory Notes”), which are convertible into shares of the Company’s Common Stock, par value $0.001, per share (the “Common Shares”). As previously disclosed, the Company issued the first Promissory Note on March 27, 2024, in the principal amount of $40 million, in consideration of a cash payment from the Investor of $37,975,000, representing a five percent original issue discount and a deduction of a $25,000 due diligence fee (the “First Promissory Note”).
Under the PPA, the issuance of the second Promissory Note in the principal amount of $10 million in consideration of a cash payment by the Investor of $9.5 million, representing a five percent original issue discount (the “Second Promissory Note”) was subject to the Company’s fulfillment of its obligation to file a resale registration statement with the SEC for the resale of the Common Shares underlying the Promissory Notes. The Company filed such registration statement on Form S-3 (File No. 333-278699), registering the resale of the Common Shares underlying the Promissory Notes (the “Registration Statement”), which was declared effective by the SEC on April 23, 2024.
On April 24, 2024, the Company issued the Second Promissory Note.
Other than with respect to the principal amount of each Promissory Note, the terms of the Second Promissory Note are identical to the terms of the First Promissory Note, which terms had been previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2024, and are incorporated herein by reference.
The foregoing description of the PPA does not purport to be complete and is subject in its entirety by reference to the full text of the PPA, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2024, and is incorporated herein by reference.
The foregoing descriptions of the First Promissory Note and the Second Promissory Note do not purport to be complete and are subject in their entirety by reference to the full text of each respective agreement, a copy of which are attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2024 and as Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report is incorporated by reference into this Item 2.03 in its entirety.
Item 3.02 Unregistered Sales of Equity Securities
The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Common Shares is incorporated by reference herein in its entirety. The offer and sale of the Common Shares pursuant to the PPA and the Promissory Notes is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506(b) of Regulation D promulgated thereunder.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Common Shares, nor shall there be an offer, solicitation or sale of the Common Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.
Forward-Looking Statements
This Current Report on Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and the closing of the transaction described herein. These statements use words, and variations of words, such as “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (ii) statements of future economic performance and (iii) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. These risks, uncertainties, and other factors include: decline in demand for our products and services; the volatility of the crypto asset industry; the inability to comply with developments and changes in regulation; cash flow and access to capital; and maintenance of third party relationships. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Convertible Promissory Note issued by Applied Digital Corporation and payable to YA II PN, LTD., dated April 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	April 30, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer